UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2004
 (Date of earliest event reported)

Timeline, Inc.
 (Exact Name of Registrant as Specified in Charter)

Washington	1-13524	31-1590734

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 112th Avenue N.E., Ste. 106 Bellevue, Washington		98004

(Address of Principal Executive Offices)		Zip Code

(425) 822-3140

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

          On November 10, 2004, Timeline, Inc. issued a news release announcing its financial results for its fiscal 2005 second quarter ended September 30, 2004.  A copy of this news release is attached as Exhibit 99.1.

          The information contained in this Item 2.02 on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

          (c)          The following exhibit is being furnished pursuant to Item 601 of Regulation S-B and Instruction B.2 to this Form:

Exhibit No.	Description

99.1	Press Release dated November 10, 2004, “Timeline Reports Second Quarter Fiscal 2005 Results.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2004	TIMELINE, INC.

	By:	/s/ CHARLES R. OSENBAUGH

Charles R. Osenbaugh
Chief Executive Officer and President

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